                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 18, 1998


                     NEWCOURT RECEIVABLES CORPORATION II
            (Exact name of registrant as specified in its charter)

           Delaware                     333-36059               35-2010710
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     (Identification No.)


       2700 Bank One Tower
       111 Monument Circle
       Indianapolis, Indiana                          46204
(Address of principal executive offices)            (Zip Code)


                                (317) 229-3406
             (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report.)


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ITEM 5.     OTHER EVENTS

    The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)   Financial Statements: None

  (b)   Pro Forma Financial Information: None

  (c)   Exhibits:

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

EXHIBIT NO.                 DOCUMENT
-----------                ---------
  20            Monthly Servicer Certificate

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWCOURT RECEIVABLES CORPORATION II


                                       By:  /s/ Daniel A. Jauernig
                                            ------------------------------
                                                Daniel A. Jauernig
                                                Vice President and
                                              Chief Financial Officer

June 18, 1998

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                                 EXHIBIT INDEX


EXHIBIT NO.                 DOCUMENT
-----------                ---------
  20            Monthly Servicer Certificate